SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): October 23, 2003


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

              1-2918                                         61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
           (Address of principal executive offices)          (Zip Code)


           P.O. Box 391, Covington, Kentucky                 41012-0391
                   (Mailing Address)                         (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(c)      Exhibits

99.1 Website data concerning Ashland Distribution Company's sales per ship day

99.2     Website data concerning Ashland Distribution Company's revenue

99.3 Website data concerning Ashland Distribution Company's gross profit

99.4 Website data concerning Ashland Specialty Chemical Company's average sales per ship day

99.5 Website data concerning Ashland Specialty Chemical Company's revenue

99.6 Website data concerning Ashland Specialty Chemical Company's gross profit

99.7     Website data concerning Valvoline's premium oil sales

99.8     Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10    Website data concerning APAC's twelve month average contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue

99.13    Website data concerning APAC's backlog


Item 9.  Regulation FD Disclosure
------   ------------------------

     On October 23, 2003, Ashland Inc. will include the information contained in exhibits 99.1 - 99.13, and graphic images thereof, on the "Investor Relations" section of its website located at www.ashland.com. Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibits 99.1 - 99.13 is summary information concerning key metrics for Ashland's divisional operations and is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits from its website at any time.

                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ASHLAND INC.
                                          -----------------------------------
                                                      (Registrant)



    Date:  October 23, 2003                      /s/ J. Marvin Quin
                                          -----------------------------------
                                          Name:     J. Marvin Quin
                                          Title:    Senior Vice President
                                                    and Chief Financial Officer

                               EXHIBIT INDEX

99.1 Website data concerning Ashland Distribution Company's sales per ship day

99.2     Website data concerning Ashland Distribution Company's revenue

99.3 Website data concerning Ashland Distribution Company's gross profit

99.4 Website data concerning Ashland Specialty Chemical Company's average sales per ship day

99.5 Website data concerning Ashland Specialty Chemical Company's revenue

99.6 Website data concerning Ashland Specialty Chemical Company's gross profit

99.7     Website data concerning Valvoline's premium oil sales

99.8     Website data concerning Valvoline's revenue

99.9 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.10 Website data concerning APAC's twelve month average contract awards

99.11 Website data concerning APAC's lost time incident rates and OSHA recordable incident rates

99.12 Website data concerning APAC's monthly revenue and twelve month rolling average revenue

99.13    Website data concerning APAC's backlog